[The American Funds Group(r)]

ICA
THE INVESTMENT COMPANY OF AMERICA

1998 Annual Report
For the year ended December 31

RESULTS BUILT
ON CONTINUITY
AND CONVICTION

40 Years of the Multiple Portfolio Counselor System

[cover: photo collage: clockwise, from top - Photo 1: Rick Beleson, Gordon Crawford, Jim Rothenberg; Photo 2: David Riley and Brad Vogt; Photo 3: Mark Merritt and Leslie Wexner; Photo 4: Bill Grimsley; Photo 5: Jim Lovelace and Darcy Kopcho; Photo 6: Jon Lovelace, Joyce Gordon, Mike Shanahan; Photo 7:
David Riley, Dina Perry, Brad Vogt; Center photo: Carl Kawaja and Jody
Jonsson.]

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

ICA(SM)

The Investment Company of America(r) seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

ICA is one of the 28 funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

1998 RESULTS AT A GLANCE

Year ended December 31, 1998
(with dividends and capital gain distributions reinvested)

                                   Standard &

                                   Poor's 500

              ICA                  Composite Index

Income Return   1.82%                1.68%

Capital Return   21.12%               26.84%

Total Return   22.94%               28.52%




DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS PAID IN 1998

                              Per Share       Payment Date
Income Dividends              $0.12           March 9
                              $0.12           June 8
                              $0.12           Sept. 8
                              $0.12 + $0.03   Dec. 18
                              $0.51
Capital Gain Distributions    $0.33           March 9
                              $2.61           Dec. 18
                              $2.94

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 1.38%.

FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

FELLOW SHAREHOLDERS

ICA achieved its fourth consecutive year of extraordinary growth, overcoming a sharp but brief downturn in the overall stock market. Over the period 1995-1998, an investment in the fund has produced a total return of 149%.

As it has throughout ICA's 65-year history, identifying long-term values and retaining those holdings through weak periods as well as strong had much to do with the fund's success in 1998. For the year ended December 31, ICA's total return was 22.9%, assuming you reinvested income dividends and the capital gain distributions totaling $2.94. That was substantially above the 13.6% gain for the fund's peer group as measured by the Lipper Growth and Income Funds Index. Dividends from income totaled 51 cents a share, a penny more than in 1997, amounting to an income return of 1.82% on the fund's value at the beginning of 1998.

ICA has now experienced double-digit total returns in seven of the past ten years, and returns in excess of 20% in five of them. We should point out, however, that to set expectations on that basis would be to disregard the fact that such results far exceed historical patterns. ICA's 17.2% average annual compound return for the decade far exceeds its 65-year average of 13.7%.

A YEAR OF SHARP CONTRASTS

As exceptional a year as it was for ICA, it was even more so for the unmanaged Standard & Poor's 500 Composite Index, which encompasses 500 of mostly the largest companies. On a total return basis, the index was up 28.5%. To arrive at that pleasant finish, however, investors had to endure a perilous passage. For one thing, 57% of the 10,000-plus stocks available in U.S. markets were down for the year. For another, results differed dramatically by quarter: the S&P 500 ranging from -10% to +21%, and ICA, from -7% to +17%.

The sharpest decline occurred between July 17 and August 31, when the S&P 500 fell 19%. ICA showed some resistance to that slide, declining 16%.

In contrast with the majority of the overall market that declined for the year, more than two-thirds of the stocks in ICA's portfolio throughout 1998 were up.

THE STORY BEHIND THE NUMBERS

For the second year in a row, there was a sharp divergence between the S&P 500 and the more broadly publicized Dow Jones Industrial Average. Not counting dividends, the S&P 500 was up 26.7% last year and 31.0% in 1997. The Dow was up 16.1% and 22.6% respectively. (Note that ICA exceeded the Dow in both years with increases of 20.9% in 1998 and 27.6% in 1997.) Similarly, a broader measure, the New York Stock Exchange Composite Index, was up only 16.6% in 1998.

In most respects, the Dow is the narrowest of those unmanaged indexes, measuring 30 carefully selected major company stocks covering a number of basic industries. Last year, however, the S&P 500's gains were dominated by a much shorter list. The twelve stocks listed below accounted for 46% of the gain in the S&P 500 in 1998. (Only four of them are included in the Dow 30.) The distortion, as some would call it, reflects both the unusual popularity of those twelve stocks and the weighting they receive in the index due to the large total market value of their shares.

Cisco Systems        Intel                   Merck
Dell Computer        IBM                     Microsoft
General Electric     Lucent Technologies     Pfizer
Home Depot           MCI WorldCom            Wal-Mart Stores

Their popularity also is reflected in the high price investors have been willing to pay relative to the companies' annual earnings, commonly known as the P/E ratio. The average for the group on December 31 (not counting one without reported earnings) was over 50 times estimated 1998 earnings, while the S&P 500 Index ratio was 32.

[Begin Pullquote]
It has been 21 years since ICA experienced a down year, one of the longest such strings in the mutual fund industry.
[End Pullquote]

While nine of those twelve stocks were in ICA's portfolio at year-end, only IBM and Pfizer were among the fund's ten-largest holdings (see page 16). Most of those ten have been in the portfolio for a number of years. Eight showed substantial gains for the year, ranging from 18% to 100%.

ICA's ten largest provide a good snapshot of the major crosscurrents in last year's stock market. In the broadest terms, investors favored companies related to the technological advances in communications, whether it was the Internet, new phone and data delivery services or new avenues for providing entertainment. Time Warner, one of ICA's longest term holdings, recorded a 100% gain. Viacom, another entertainment provider and one of the four newcomers to the top ten, was up 79%. Pfizer, reflecting technology-spurred advances in drug development, was up 68%. Cendant, another newcomer to the list, was off for the year, but the bulk of ICA's holding in the consumer and business services company was acquired during 1998, when the stock was deeply depressed. It has since regained some ground.

Banks generally did less well; those with heavy international exposure suffered from the financial and economic difficulties that began in Asian markets and spread to Russia and Latin America. Energy sources, ICA's third-largest industry holding at the beginning of the year, was its eighth-largest at the end. The fund reduced some holdings during the year as the Asian problems softened demand for oil.

Looking ahead, slowing growth in corporate earnings and continuing turmoil in some of the Asian and Latin American economies leave us wondering whether some air pockets like those experienced in last year's stock market may still lie ahead of us.

THE IMPORTANCE OF DIVIDENDS

One factor guiding ICA's investments is its commitment to a solid income component, which has helped cushion the fund against stock market declines while providing a significant portion of its growth. Shareholders who reinvested their dividends would have added an extra 41% to the value of their accounts over the past ten years, helped over time by the effect of compounding. For a look at the longer term impact of reinvested dividends, see the chart on pages 3-5.

It has now been 21 years since ICA last experienced a year of negative total return, one of the longest such strings currently in the mutual fund industry. By contrast, the overall market has had two down years in that period. For those 21 years, ICA has exceeded the average annual compound return of the Lipper Growth and Income Funds Index 17.1% to 15.6% and has matched exactly the figure for the S&P 500.

We believe that the ability to achieve such consistency is a tribute at least in part to the fund's unique long-term approach to managing investments. Beginning on page 6, we offer you a close look at that system and those who make it work.

Sincerely,

/s/Jon B. Lovelace, Jr.
Jon B. Lovelace, Jr.
Chairman of the Board

/s/R. Michael Shanahan
R. Michael Shanahan
President

February 12, 1999

FOLLOWING THE COURSE OF AN INVESTMENT IN ICA (1934-1998)

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 65 years, from January 1, 1934 through December 31, 1998, showing the high, low and closing values for each year. The figures in the table below the chart include the fund's total return for each of those years.

As you look through the table, you will see that the fund's total return can fluctuate greatly from year to year. In some years it was well into double digits. In other years the fund had a negative return. During the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $39,193,457 compared with $18,854,419 in the S&P 500 Index. Over the same period, $10,000 in a savings account would have grown to $158,492 with all interest compounded.*

You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1988. At that time, the table shows the value of the investment illustrated here was $7,989,285. Since then, it has almost quintupled to $39,193,457. Thus, in the same period, the value of your 1988 investment - regardless of size - has also almost quintupled.

*Based on figures from the U.S. League of Savings Institutions and the Federal Reserve Board, reflecting all kinds of savings deposits (maximum allowable interest rates imposed by law until 1983). Savings accounts are guaranteed; the fund is not.

AVERAGE ANNUAL COMPOUND RETURNS(+)

For periods ended December 31, 1998
Ten Years      +16.55%
Five Years     +18.62%
One Year       +15.88%
(+)Based on the maximum sales charge of 5.75%.
Sales charges are lower for investments of $50,000 or more.

[begin mountain chart]
$39,193,457/1//2/
ICA
with dividends
reinvested

$18,854,419
S&P 500
with dividends
reinvested

$5,008,219/1//3/
ICA
not including
dividends

$10,000/1/
original
investment

Year ended December 31           1934            1935           1936             1937             1938

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             -               -              $398             1,006            181

Value at Year-End/1/             $11,822         21,643         31,560           19,424           24,776

Dividends in Cash                -               -              $398             976              170

Value at Year-End/1/             $11,822         21,643         31,042           18,339           23,174

S&P 500/Div. Reinvested          $9,848          14,536         19,441           12,689           16,591

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    0.0%            0.0            1.8              3.2              0.9

Capital Return                   18.2%           83.1           44.0             (41.7)           26.7

ICA TOTAL RETURN                 18.2%           83.1           45.8             (38.5)           27.6

Fund Expenses/4/                 0.94%           1.13           1.19             1.53             1.89



Year ended December 31           1939            1940           1941             1942             1943

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             536             891            1,262            1,186            1,101

Value at Year-End/1/             24,986          24,384         22,590           26,376           35,019

Dividends in Cash                498             806            1,089            969              861

Value at Year-End/1/             22,860          21,460         18,816           20,893           26,861

S&P 500/Div. Reinvested          16,529          14,914         13,186           15,842           19,904

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.2             3.6            5.2              5.3              4.2

Capital Return                   (1.4)           (6.0)          (12.6)           11.5             28.6

ICA TOTAL RETURN                 0.8             (2.4)          (7.4)            16.8             32.8

Fund Expenses/4/                 2.02            1.88           1.95             2.13             1.72



Year ended December 31           1944            1945           1946             1947             1948

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             1,242           1,191          1,775            2,409            2,685

Value at Year-End/1/             43,193          59,091         57,692           58,217           58,430

Dividends in Cash                942             878            1,277            1,672            1,785

Value at Year-End/1/             32,130          42,948         40,686           39,332           37,714

S&P 500/Div. Reinvested          23,792          32,430         29,829           31,509           33,200

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    3.5             2.8            3.0              4.2              4.6

Capital Return                   19.8            34.0           (5.4)            (3.3)            (4.2)

ICA TOTAL RETURN                 23.3            36.8           (2.4)            0.9              0.4

Fund Expenses/4/                 1.45            1.06           0.98             1.10             1.08


---

Year ended December 31           1949            1950           1951             1952             1953

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             2,661           3,152          3,391            3,535            3,927

Value at Year-End/1/             63,941          76,618         90,274           101,293          101,747

Dividends in Cash                1,689           1,911          1,970            1,974            2,113

Value at Year-End/1/             39,436          45,185         51,159           55,305           53,362

                                 39,376          51,763         64,169           75,825           75,109

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.6             4.9            4.4              3.9              3.9

Capital Return                   4.8             14.9           13.4             8.3              (3.5)

ICA TOTAL RETURN                 9.4             19.8           17.8             12.2             0.4

Fund Expenses/4/                 0.96            1.01           0.93             0.81             0.85



Year ended December 31           1954            1955           1956             1957             1958

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             4,104           5,124          5,608            6,228            6,546

Value at Year-End/1/             158,859         199,215        220,648          194,432          281,479

Dividends in Cash                2,127           2,579          2,748            2,969            3,028

Value at Year-End/1/             80,780          98,530         106,303          90,911           128,040

S&P 500/Div. Reinvested          114,370         150,290        160,035          130,886          204,535

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.0             3.2            2.8              2.8              3.4

Capital Return                   52.1            22.2           8.0              (14.7)           41.4

ICA TOTAL RETURN                 56.1            25.4           10.8             (11.9)           44.8

Fund Expenses/4/                 0.88            0.86           0.80             0.76             0.68



Year ended December 31           1959            1960           1961             1962             1963

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             7,013           8,139          8,383            9,122            9,620

Value at Year-End/1/             321,419         335,998        413,552          358,800          440,900

Dividends in Cash                3,161           3,582          3,603            3,831            3,936

Value at Year-End/1/             142,882         145,597        175,370          148,178          177,833

S&P 500/Div. Reinvested          228,983         230,021        291,847          266,562          327,243

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.5             2.5            2.5              2.2              2.7

Capital Return                   11.7            2.0            20.6             (15.4)           20.2

ICA TOTAL RETURN                 14.2            4.5            23.1             (13.2)           22.9

Fund Expenses/4/                 0.64            0.62           0.59             0.61             0.59


--

Year ended December 31           1964            1965           1966             1967             1968

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             10,708          12,112         15,516           18,359           22,628

Value at Year-End/1/             512,591         650,689        657,093          846,941          990,640

Dividends in Cash                4,285           4,742          5,946            6,869            8,270

Value at Year-End/1/             202,346         251,553        248,034          312,473          356,572

S&P 500/Div. Reinvested          381,015         428,493        385,546          477,643          530,376

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.4             2.4            2.4              2.8              2.7

Capital Return                   13.9            24.5           (1.4)            26.1             14.3

ICA TOTAL RETURN                 16.3            26.9           1.0              28.9             17.0

Fund Expenses/4/                 0.58            0.57           0.52             0.50             0.49



Year ended December 31           1969            1970           1971             1972             1973

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             25,318          27,305         28,565           29,917           33,353

Value at Year-End/1/             884,824         908,018        1,062,651        1,231,087        1,024,067

Dividends in Cash                9,024           9,438          9,569            9,750            10,569

Value at Year-End/1/             309,611         307,421        349,727          394,701          317,911

S&P 500/Div. Reinvested          485,806         504,725        576,517          685,814          585,221

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.6             3.1            3.1              2.8              2.7

Capital Return                   (13.3)          (0.5)          13.9             13.1             (19.5)

ICA TOTAL RETURN                 (10.7)          2.6            17.0             15.9             (16.8)

Fund Expenses/4/                 0.48            0.55           0.51             0.49             0.47



Year ended December 31           1974            1975           1976             1977             1978

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             52,187          49,800         46,441           49,838           55,969

Value at Year-End/1/             840,310         1,137,660      1,474,369        1,436,402        1,647,483

Dividends in Cash                15,908          14,318         12,804           13,279           14,386

Value at Year-End/1/             245,526         317,655        398,099          374,307          414,421

S&P 500/Div. Reinvested          431,257         591,429        732,244          679,620          723,941

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    5.1             5.9            4.1              3.4              3.9

Capital Return                   (23.0)          29.5           25.5             (6.0)            10.8

ICA TOTAL RETURN                 (17.9)          35.4           29.6             (2.6)            14.7

Fund Expenses/4/                 0.49            0.48           0.46             0.49             0.49


--

Year ended December 31           1979            1980           1981             1982             1983

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             69,960          91,302         115,901          146,105          147,156

Value at Year-End/1/             1,963,310       2,380,187      2,401,091        3,211,997        3,859,712

Dividends in Cash                17,347          21,746         26,420           31,589           30,264

Value at Year-End/1/             475,669         552,242        530,864          670,590          774,518

S&P 500/Div. Reinvested          857,494         1,135,716      1,080,290        1,312,586        1,607,373

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.2             4.7            4.9              6.1              4.6

Capital Return                   15.0            16.5           (4.0)            27.7             15.6

ICA TOTAL RETURN                 19.2            21.2           0.9              33.8             20.2

Fund Expenses/4/                 0.47            0.46           0.45             0.46             0.44



Year ended December 31           1984            1985           1986             1987             1988

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             160,449         174,890        203,830          267,489          318,747

Value at Year-End/1/             4,117,187       5,491,890      6,685,657        7,049,178        7,989,285

Dividends in Cash                31,680          33,152         37,328           47,452           54,382

Value at Year-End/1/             791,971         1,017,904      1,200,518        1,220,928        1,327,375

S&P 500/Div. Reinvested          1,707,344       2,247,607      2,666,026        2,804,108        3,266,701

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.2             4.2            3.7              4.0              4.5

Capital Return                   2.5             29.2           18.0             1.4              8.8

ICA TOTAL RETURN                 6.7             33.4           21.7             5.4              13.3

Fund Expenses/4/                 0.47            0.43           0.41             0.42             0.48



Year ended December 31           1989            1990           1991             1992             1993

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             370,835         406,318        320,422          357,779          374,395

Value at Year-End/1/             10,338,589      10,409,027     13,171,892       14,092,236       15,729,365

Dividends in Cash                60,741          64,056         48,721           52,965           54,005

Value at Year-End/1/             1,652,751       1,598,821      1,969,876        2,052,162        2,234,153

S&P 500/Div. Reinvested          4,564,914       4,164,749      5,428,149        5,841,123        6,427,233

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.6             3.9            3.1              2.7              2.7

Capital Return                   24.8            (3.2)          23.4             4.3              8.9

ICA TOTAL RETURN                 29.4            0.7            26.5             7.0              11.6

Fund Expenses/4/                 0.52            0.55           0.59             0.58             0.59



Year ended December 31           1994            1995           1996             1997             1998

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             407,211         450,124        480,065          510,312          584,125

Value at Year-End/1/             15,753,834      20,578,696     24,560,540       31,881,108       39,193,457

Dividends in Cash                57,286          61,704         64,313           67,021           75,420

Value at Year-End/1/             2,180,610       2,779,658      3,247,852        4,142,648        5,008,219

S&P 500/Div. Reinvested          6,514,488       8,953,818      11,004,232       14,670,341       18,854,419

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.6             2.9            2.3              2.1              1.8

Capital Return                   (2.4)           27.7           17.0             27.7             21.1

ICA TOTAL RETURN                 0.2             30.6           19.3             29.8             22.9

Fund Expenses/4/                 0.60            0.60           0.59             0.56             0.55


---
[end chart]

Past results are not predictive of future results. The S&P 500 Index is unmanaged and does not reflect sales charges, commissions or expenses.

/1/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge for dividends or capital gain distributions. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.

/2/Includes dividends of $6,537,847 and capital gain distributions of $13,594,989 reinvested in the years 1936-1998.

/3/Includes reinvested capital gain distributions of $2,146,514 but does not reflect income dividends of $1,140,291 taken in cash.

/4/Fund expense percentages are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

                        Average

                        annual

                        compound

                        return for

                        65 years:



Income Return           3.29%

Capital Return          10.28%

ICA Total Return        13.57%/1/


RESULTS BUILT ON CONTINUITY AND CONVICTION
40 YEARS OF THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

ICA just completed its 65th year under the direction of Capital Research and Management Company. During many of those years we have spoken in these pages about the fund's consistent, long-term approach and about the unusual level of experience its investment professionals bring to the fund.

This year we want to focus on another significant milestone: the 40th year ICA has been managed using the unique multiple portfolio counselor system. Because that system has contributed so much to sustaining the fund's approach in a variety of stock market conditions and through a period of remarkable growth, we want to give you an inside look at how it works.

Until early 1958, ICA was managed either by a committee or by one primary individual (the two ways in which most mutual funds operate today). With the impending retirement of some senior officers, the hope was that by trying something new - dividing the portfolio into four parts, each to be managed separately - different views could be represented in the portfolio and at the same time a smooth transition to the next generation of management could be ensured.

[Begin Caption]
CONTINUITY WITH CHANGE
Jon Lovelace, left, has been chairman of the fund since 1970. Mike Shanahan, who has been with Capital since 1965, became president of ICA last spring. Here they meet with banking analyst Joyce Gordon, who serves as coordinator of ICA's research portfolio.
[End Caption]

OVERCOMING SKEPTICISM AT THE BEGINNING

Actually, this approach was expected to be no more than a transitional move. "There was considerable skepticism about it," recalls Jon Lovelace, chairman of ICA and one of the original four counselors. "But once we tried it, the system worked so well we kept it."

Indeed, the system does provide seamless succession; an individual counselor nearing retirement can be phased out and a successor phased in with an opportunity to learn from the others.

"It's continuity with change," says Bill Grimsley, a 26-year veteran ICA portfolio counselor. "It allows shareholders to be confident that they've bought into an approach, not just an individual manager whose successor might have a vastly different philosophy. It means that probably 40 years from now ICA will still be following the same reliable approach."

As we shall see, however, having multiple counselors has proved to offer many benefits beyond continuity. Not the least of them is that it led to creation of the research portfolio - another innovation that contributes further to the multiplicity of views and the continuity of approach. In 1965, ICA's analysts, whose research and recommendations support the counselors, began to manage a portion of the fund directly. Thus, they could demonstrate their own convictions in their area of specialization by putting investment money into companies in which they had the most confidence.

Put the two plans together and the ICA investor benefits from the extensive interaction among the counselors and analysts, observes portfolio counselor Gregg Ireland. "We have a lot of talented people with diverse backgrounds and styles of investing who challenge and learn from one another. It is a real team approach where one plus one equals three!"

A New York broker who recommends ICA to his clients puts it more colorfully. He calls it "the multiple brain advantage without death by committee" system.

[Begin Caption]
A DIVERSITY OF STYLES
Bill Newton, left, who has been with ICA since 1961 and served as president for 13 years, continues as a portfolio counselor. He favors a concentrated list of holdings and low turnover. Gregg Ireland, who joined Capital in 1972, likes to find gems among companies currently experiencing difficulties.
[End Caption]

WHAT THE NUMBERS SHOW

Exactly how much advantage that has been is, of course, impossible to measure. But as the table below shows, the fund has maintained an edge over the broad market as measured by the unmanaged S&P 500 Index in the 40 years since the system began. Considering that the fund has grown from $96 million in assets under management in 1958 to $48 billion at the end of 1998, that's an important accomplishment. It displays another plus from the multiple counselor system: the ability to add to the number of counselors as the fund grows.

[Begin Sidebar]
TOTAL RETURN FOR ICA AND THE S&P 500 SINCE CREATION OF THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
April 1, 1958 to December 31, 1999
ICA          18,578%   or   13.7% a year
S&P 500      12,328%   or   12.6% a year
[End Sidebar]

One additional measure of ICA's ability to adapt to change and growth: It became one of the dozen largest equity funds in 1969 and is the only one of that 1969 list to remain in the top twelve every year since. That is at once a tribute to the staying power of ICA's approach and an indication of how ephemeral success can be if a fund's methods don't have such lasting benefits.

The brief biographies on pages 10 and 11 give you a snapshot of the mix of experience and backgrounds of ICA's counselors, averaging 26 years with Capital. Note that there are effectively four "generations" of experience represented. Much the same is true of the research portfolio group, numbering more than 20 with an average tenure with Capital of eight years.

The ability to make independent decisions - monitored to be certain they fall within the objectives of the fund - is an energizing factor for ICA's counselors. "We meet and discuss and then we go back and each do exactly what we think is best for our shareholders," says counselor Dina Perry.

[Begin Caption]
MULTIPLE PERSPECTIVES
In Washington, D.C., portfolio counselor Dina Perry confers with ICA's Washington, D.C.-based telecommunications analyst Brad Vogt, back to camera, and Geneva, Switzerland-based telecom analyst David Riley.
[End Caption]

[Begin Caption]
THE VALUE OF MEETING WITH MANAGEMENT
ICA's retailing analyst Mark Merritt examines the latest offerings in a meeting with Leslie Wexner, chairman and chief executive officer of The Limited, in Columbus, Ohio. Mark often visits stores to check service and competitiveness of merchandise.
[End Caption]

It's a case of diversity promoting continuity, explains Jim Rothenberg, a counselor and president of Capital Research and Management Company. The range of styles and views means that "through all the wiggles and waggles of the stock market, you see some of us doing well and others not so well at any given time. That's balance."

THE PROCESS AT WORK

Some of that balance can be viewed from the bottom up - that is, by examining how some individual securities came to be added to ICA's portfolio. Chrysler is a good example. ICA built a position in Chrysler early in the decade when the stock was depressed. The most recent additions, however, came in early 1997 and again in early 1998, when Chrysler's shares looked risky to many people. Both the earlier purchases and those in 1997 and 1998 came on gutsy recommendations from auto analyst Darcy Kopcho, who compares automakers on a global basis. She even moved her family to Switzerland for a year to facilitate her research and gain new perspective.

In making her 1997 call on Chrysler, she determined that the company had moved onto the inside track competitively and might even be a merger candidate. "Chrysler had become much more efficient. Based on my valuation, the stock was the cheapest it had been in ten years." Some of ICA's counselors were doubtful, but others followed her lead. Jim Lovelace is one, and Darcy recalls placing an excited call to him from Geneva with her findings, convincing him to buy.

From the low point of $28 a share when ICA started adding in 1997, the stock went to the $40s in early 1998 and to $60 when the merger with Daimler-Benz was announced.

Speaking of the purchases in 1998, Jim observes, "It's always difficult to change your mind and buy a stock when it's already up. But Darcy made a really good call."

On the flip side, it can be difficult to ride out a bad spell with a stock. Gordon Crawford, whose role as analyst for the fund dates back 27 years, foresaw the long-term growth potential of a number of entertainment companies' stocks. That gave him the conviction, even in the face of criticism in the media, to recommend holding them through a couple of severely down years. His patience was rewarded by that industry's recovery. A prime example is Time Warner, which ICA has held continuously since 1979 and which returned 230% over the past two years alone.

[Begin Caption]
THE RESEARCH CONNECTION
Darcy Kopcho, who maintains a global perspective on the auto industry for ICA, keeps portfolio counselor Jim Lovelace up to date. A year prior to the Chrysler/Daimler-Benz merger, both bought Chrysler for the fund. She credits spending a year looking at the industry from a base in Capital's Geneva office with helping her spot a competitive advantage for Chrysler.
[End Caption]

SOME OF THE INDIVIDUALS WHO MANAGE ICA

ICA's investment portfolio is managed by multiple counselors and analysts. The counselors and analysts responsible for the bulk of the portfolio are pictured elsewhere in these pages. Here's a biographical snapshot of each of those featured in this report, arranged in order of years of experience with Capital Research and Management Company
(CRMC), which began managing ICA more than 65 years ago:

COUNSELORS

JON LOVELACE
Has been with CRMC for 47 years, and with ICA for 41. He is one of only two chairmen in ICA's history. Likes to find undervalued stocks and stick with them at least for a market cycle and a half - often six years or more.

BILL NEWTON
Joined CRMC in 1959 and ICA in 1961. Served as the fund's fourth president from 1985 to last spring. Prefers to concentrate on a short list of stocks and stay with them.

MIKE SHANAHAN
Began with CRMC in 1965 and is now the company's chairman. Last spring he was elected president of ICA. Believes in paying attention to lessons from stock markets of the past 30 years, investing with due regard for risk.

BILL GRIMSLEY
With Capital since 1969 and ICA since 1971, he chairs CRMC's investment committee. Currently based in San Francisco, he opened CRMC's London office in 1979. Stresses long-term holdings and minimal turnover, keeping capital gains moderate.

JIM ROTHENBERG
Joined Capital in 1970 and is currently president of CRMC. Believes the multiple counselor system works best if you listen to the diversity of perspectives but don't spend too much time looking at what the others are actually investing in.

GREGG IRELAND
Has served Capital for 26 years. Currently works out of the Washington, D.C. office. Has a penchant for out-of-favor stocks. He is not afraid to buy early when the market is discounting the worst - like Caterpillar before it settled its labor problems.

JIM LOVELACE
Has spent 16 years with Capital. Likes to observe and learn from the wide range of investing styles among ICA's counselors, believes his own "is still developing." Has favored some higher growth stocks like AutoZone, AirTouch Communications and Viacom.

DON O'NEAL
Joined CRMC in 1985. Based in San Francisco, he finds ICA's consistent approach built on the willingness of newer counselors to be a bit more aggressive, tempered by the perspective they get from the older hands who have seen stocks "get out of whack ten times before."

DINA PERRY
Joined Capital in 1991. Has more than 20 years in the investment business and close familiarity with hundreds of companies. Known as a contrarian, she seeks those stocks not well understood by most investors.

ANALYSTS

GORDON CRAWFORD
Joined Capital in 1971. Covers entertainment and cable television. His conviction about a number of those stocks has led to ICA having substantial positions in several, including Time Warner (up 100% in 1998) and Viacom (up 79%).

JOYCE GORDON
Joined Capital in 1975 and became an analyst in 1988. Focuses on banking and coordinates ICA's research portfolio. Her research helped the fund make timely investments in a number of bank stocks when they were depressed early in the current decade.

[Begin Sidebar]
BUILDING UPON EXPERIENCE
The chart below illustrates the years of experience of ICA portfolio counselors and featured analysts. The colors highlight four "generations" or groups of experience levels in ICA.
[Begin bar chart]

Portfolio Counselor/Analyst            Years Employed at Capital

Peter Labon                            5

Ross Sappenfield                       6

Carl Kawaja                            7

Mark Merritt                           7

Dina Perry                             7

Jody Jonsson                           8

Brad Vogt                              11

Darcy Kopcho                           12

Mike Kerr                              13

Don O'Neal                             13

Rick Beleson                           14

Jim Lovelace                           16

Joyce Gordon                           23

Gregg Ireland                          26

Gordon Crawford                        27

Jim Rothenberg                         28

Bill Grimsley                          29

Mike Shanahan                          33

Bill Newton                            40

Jon Lovelace                           47


[end chart]
YEAR BEGAN AT CAPITAL

Peter Labon             '93

Ross Sappenfield        '92

Carl Kawaja             '91

Mark Merritt            '91

Dina Perry              '91

Jody Jonsson            '90

Brad Vogt               '87

Darcy Kopcho            '86

Mike Kerr               '85

Don O'Neal              '85

Rick Beleson            '84

Jim Lovelace            '82

Joyce Gordon            '75

Gregg Ireland           '72

Gordon Crawford         '71

Jim Rothenberg          '70

Bill Grimsley           '69

Mike Shanahan           '65

Bill Newton             '59

Jon Lovelace            '51


[End Sidebar]

RICK BELESON
With CRMC since 1984, he brings an academic background in molecular biology to his health care and biotechnology effort for ICA, helping him assess new product development. Much of his investment for the fund is in Warner-Lambert (up 82%) and Pfizer (up 68%), both among ICA's biggest holdings.

MIKE KERR
Joined CRMC in 1985 with a background in geology and oil exploration. Covers energy on a global basis for ICA, which helped him recognize early the impact economic turmoil in Asia would have on demand for oil.

DARCY KOPCHO
Became an analyst for Capital in 1989. Follows the auto industry, applying global standards to measure each company's competitive position. Interacts with several other Capital analysts based around the world to gain the broadest possible perspective.

BRAD VOGT
Joined CRMC in 1987. Focuses on U.S. telecommunications from his base in Washington, D.C. Recognized early the boom in data and wireless, which led to big investments in Sprint, AirTouch and MCI WorldCom.

JODY JONSSON
Joined CRMC in 1990. Covers insurance and consumer products. Her own research portfolio investment is concentrated in American International Group (up 33% for the year) and McDonald's (up 60%).

CARL KAWAJA
Came to CRMC in 1991. Focuses on household products but also manages the international portion of the ICA research portfolio. Lived in Japan in 1993 and Europe in 1994 to gain global perspective. Represents CRMC's global analyst group in ICA discussions.

MARK MERRITT
Joined CRMC in 1991. Concentrates on retailing. He chose Lowe's (up 115% for the year) after visiting its North Carolina headquarters several times, its stores in many cities and its better-known competitors.

ROSS SAPPENFIELD
Began in 1992. Covers financial and business services. In his own portion of the ICA research portfolio, he tends to concentrate only on the best of stocks among the 20 he follows closely, choosing the two or three about which he has the highest conviction.

PETER LABON
Has been with Capital since 1993, specializing in software stocks. An electrical engineer by training, he follows a high-growth field where solid research and close communication with managements can help spot buying opportunities when companies have momentary setbacks. Oracle has been a key example.

[Begin Caption]
GATHERING FOR A "CLUSTER" MEETING
Capital's telecommunications and telecommunications equipment analysts from around the world gather in Washington, D.C. to talk with industry executives and compare notes. Clockwise from the large photo, David Riley and Brad Vogt atop the Department of Housing and Urban Development building; right top, Jesper Lyckeus from London and Jeff Urban from Los Angeles; right middle, David Daigle, right, from Los Angeles; right bottom, Harry Tai, right, from New York and Hong Kong with Chris Buchbinder, from Los Angeles.
[End Caption]

The diversity of investment styles among the counselors provides many avenues for additions to the portfolio. Analyst Jody Jonsson experienced that on Jefferson-Pilot, a life insurance company she figured was an overlooked gem. She found one counselor, Jim Rothenberg, willing to add it to ICA's holdings, and the stock rose more than the overall market over the last year.

Similarly, analyst Mark Merritt examined the home improvement sector and came up with what he considers possibly "one of the last big growth stocks left in retailing" - Lowe's. Between Mark and Gregg Ireland, it has become an ICA holding, the value of which has nearly tripled in the last 18 months.

Brad Vogt, a Washington, D.C.-based telecommunications analyst, observes that a big advantage of the multiple counselor system is that "there's always someone open to your ideas in your industry - unlike a fund with a single $star' manager who may just not like the whole sector you follow."

Brad spotted an opportunity in Sprint when it was pouring money into a new unprofitable wireless service. That financial drain had spooked many investors, but Brad visited Sprint and its competitors. He concluded that the high expenditures would soon end and the wireless investment would pay off. He also drew on the expertise of David Riley, one of Capital's European analysts, who follows Sprint's strategic partner Deutsche Telekom. Brad invested in Sprint for ICA. So did several of ICA's counselors, and the stock outperformed the overall market even when stocks generally were at their peaks.

[Begin Caption]
EXPERIENCE COUNTS
Mike Kerr, left, joined Capital in 1985. He brings a background in geology and oil exploration to his analysis of the oil industry. Bill Grimsley has been an ICA portfolio counselor since 1971. He believes the multiple portfolio counselor system helps ensure the fund's basic approach will remain as constant in the next 40 years as it was in the past 40.
[End Caption]

Mike Kerr, an oil analyst based in Los Angeles, says the ICA multiple counselor/research portfolio combination "gives an analyst tremendous flexibility to get done what you want to get done; there's no individual or committee to shut you down." Often, he says, the sequence is that he invests, helping to convince one or two of the counselors to invest, and then later, as others become comfortable with the recommendation, there's a second wave of buying. The same sequence can be true when the recommendation is to consider selling. Mike, along with others in ICA, spotted storm clouds over the oil industry in time to lighten holdings in that area ahead of slumping oil prices.

In the research portfolio, each analyst is able to concentrate on a specific industry and own only what he or she thinks is best. Ross Sappenfield, a New York-based financial services analyst, follows about 20 companies and frequently has no more than two or three in his portion of the portfolio, those he considers at the top of his list at the time.

Ross points out that the multiple portfolio counselor system means that ICA's counselors enjoy much the same opportunity to run a concentrated portfolio, investing in a relatively short list of securities about which each is most comfortable. "I think the system has been a great help during ICA's great growth surge," says Bill Newton, former president of the fund and still a counselor. "It keeps you from having to add too many companies to your own part of the portfolio. You own what you really want to own and the result is also lower portfolio turnover."

[Begin Caption]
STRESSING FIRSTHAND RESEARCH
New York-based Ross Sappenfield, right, who tracks financial and business services companies for ICA, has a San Francisco meeting with William Aldinger, center, chairman and chief executive officer of Household International, a major consumer finance company. At left is Bobby Mehta, group executive of Household Credit Services, a subsidiary of Household International.
[End Caption]

Low, indeed. The rate at which ICA's portfolio is changed is well under half the average for all growth-and-income funds. Bill Grimsley cites one unusual example: He bought Abbott Laboratories in 1972 and has held it continuously ever since.

"The system is perfectly suited to investing for the long term," says Don O'Neal, a San Francisco-based counselor. "It makes it easier not to worry about how your own part of the portfolio is doing in a bad quarter."

Counselors and analysts interact in a variety of ways. There are weekly meetings, written reports, one-on-one conversations and, occasionally, more intense get-togethers - like one nicknamed "bank mania." Joyce Gordon, bank analyst and coordinator of the ICA research portfolio, put that meeting together, inviting the senior management of 15 banks to meet serially over several days with a group of counselors and analysts in New York. One surprise result was that a less well-known company, Washington Mutual, based in Washington state, "jumped out at us on the strength of its management, its growth rate and its relatively inexpensive stock price," recalls Don.

[Begin Caption]
GLOBAL CONNECTIONS
ICA analysts Jody Jonsson and Carl Kawaja in San Francisco. Jody covers insurance and consumer products, while Carl focuses on household products and also represents Capital Research's international analyst group in ICA's investment deliberations.
[End Caption]

[Begin Caption]
A RANGE OF INTERESTS
Portfolio counselor Don O'Neal, second from left, meets in San Francisco with three ICA analysts: from left, Scott Bonham, who covers technology, Martin Romo, a chemicals specialist, and Peter Labon, who tracks the computer software industry.
[End Caption]

Like many bank stocks, Washington Mutual didn't do well for the year. The stock was especially weak in early October, reflecting some concerns about its acquisition of Great Western. Based on Joyce's assessment, however, ICA took the opportunity to add to its holding while the stock was down.

This exchange of ideas is broader than just within the ranks of ICA's counselors and analysts. Capital Research has 84 equity portfolio counselors and analysts based around the world for the American Funds family, of which ICA is one of 28 funds. All the analysts and counselors interact at times. Carl Kawaja, for example, is ICA's liaison with the non-U.S.-based analyst force. He visits a half-dozen or more countries in a year, flying more than 100,000 miles to keep track of ICA investments in companies such as Nestl<UNDEF>, Unilever, Fujitsu and the British drug concern Zeneca, currently merging with Astra.

ICA also benefits from what we call the cluster approach to research. Peter Labon, an electrical engineer, covers computer software for the fund. He gets together weekly in person or by phone with up to ten other Capital Research technology analysts.

How did last year's stock market correction affect the research and decision-making process at ICA? Not much, say those involved. "It doesn't really matter whether stocks are going up or down," observes Peter. "The job really doesn't change. We look for value. Actually that's harder in good times. In a period like last September, there's lots of opportunity."

Rick Beleson, who brings an academic background in molecular biology to his analysis of the pharmaceutical industry, sees the diverse preferences of the counselors paying off in a period like last year. "There's a natural progression. Those who prefer buying value (which often means buying when a stock is depressed relative to others) will buy some pharmaceutical stocks when they're down. Those who are inclined to buy growth stocks, even when they're already up, will come along later and buy those companies. Sometimes it's like a relay race.

Mike Shanahan, president of the fund, has been associated with Capital Research since 1965, so he has experienced firsthand some of the best and worst the stock market has to offer. "If you've been through the bad times, you tend to be more concerned about preserving capital than those who haven't. ICA has a nice mix of experience levels and that's part of what has kept this fund so consistent."

[Begin Caption]
NEARLY 70 YEARS OF EXPERIENCE AMONG THEM
Three of ICA's associates meet in Los Angeles. From left, Rick Beleson, with health care and biotechnology stocks; Gordon Crawford, an analyst, has been following entertainment and cable television since 1972; Jim Rothenberg, a portfolio counselor, joined Capital in 1970.
[End Caption]

INVESTMENT PORTFOLIO - December 31, 1998

------------------------------------------         ----------
                                                   Percent of
Largest Individual Holdings                        Net Assets
------------------------------------------         ----------
Philip Morris                                            3.68%
Fannie Mae                                               2.96
Time Warner                                              2.93
Viacom                                                   2.08
Intenational Business Machines                           1.82
Pfizer                                                   1.71
AT&T                                                     1.71
BankAmerica                                              1.52
Cendant                                                  1.51
Sprint FON Group                                         1.42

------------------------------------------         ----------

                                                   Percent of
Largest Industry Holdings                          Net Assets
------------------------------------------         ----------
Telecommunications                                       8.70%
Banking                                                  7.96
Health & Personal Care                                   7.19
Broadcasting & Publishing                                6.82
Data Processing & Reproduction                           6.46

------------------------------------------         ----------

                                                   Percent of
Largest Investment Categories                      Net Assets
------------------------------------------         ----------
Services                                                24.06%
Finance                                                 16.06
Consumer Goods                                          15.47


COMPANIES WHOSE EQUITY SECURITIES WERE ADDED TO OR ELIMINATED FROM THE PORTFOLIO LISTING

Companies appearing in the portfolio listing
 since June 30, 1998
------------------------------------------
American Stores
Aon
Baxter International
Bayer
Cardinal Health
Compaq Computer
Corning
Deutsche Telekom
Illinois Tool Works
International Flavors & Fragrances
Jefferson-Pilot
Kimberly-Clark
Motorola
Northern Telecom
Northrop Grumman
Perkin-Elmer
Sara Lee
SunTrust Banks
Texas Utilities
Thermo Electron


------------------------------------------
Companies eliminated from the portfolio listing
 since June 30, 1998
------------------------------------------
Amgen
Bay Networks
Boston Scientific
CIGNA
Citicorp
Emerson Electric
First Chicago NBD
Fleet Financial Group
General Motors (Hughes)
General Re
Halliburton
H.F Ahmanson
Inco
PNC Bank
Rockwell International
Solutia
Toronto-Dominion Bank
Union Pacific
UNOVA
Western Atlas

THE INVESTMENT COMPANY OF AMERICA
INVESTMENT PORTFOLIO, December 31, 1998
------------------------------------------

Equity Securities                                                                Market    Percent
------------------------------------------                        Number of       Value     of Net
Energy                                                               Shares  (millions)     Assets
------------------------------------------                      -----------     -------    -------
Energy Sources-4.71%
Amoco Corp.                                                        4,665,000     281.649       .58
Atlantic Richfield Co.                                             2,350,000     153.337       .32
British Petroleum Co. PLC (ADR)                                      900,000      80.662       .17
Broken Hill Proprietary Co. Ltd.                                   3,931,689      28.920       .06
Chevron Corp.                                                      1,950,000     161.728       .33
Elf Aquitaine (ADR)                                                1,500,000      84.937       .18
Exxon Corp.                                                          800,000      58.500       .12
Kerr-McGee Corp.                                                     860,600      32.918       .07
Mobil Corp.                                                        1,700,000     148.113       .30
Murphy Oil Corp.                                                   2,175,000      89.719       .18
Phillips Petroleum Co.                                             5,100,000     217.388       .45
Royal Dutch Petroleum Co. (New York Registered Shares)             9,200,000     440.450       .91
Texaco Inc.                                                        2,600,000     137.475       .28
TOTAL, Class B                                                     1,273,469     128.838
TOTAL, Class B (ADR)                                               2,200,000     109.450       .49
Unocal Corp.                                                       2,500,000      72.969       .15
USX-Marathon Group                                                 2,000,000      60.250       .12

Utilities: Electric & Gas-0.98%
Ameren Corp.                                                         600,000      25.612       .05
American Electric Power Co., Inc.                                  1,686,600      79.376       .16
Duke Energy Corp.                                                    529,200      33.902       .07
Florida Progress Corp.                                               400,000      17.925       .04
GPU, Inc.                                                          2,000,000      88.375       .18
KeySpan Energy Corp. (formerly MarketSpan Corp.)                   2,816,000      87.296       .18
Southern Co.                                                       2,372,500      68.951       .14
Texas Utilities Co.                                                1,500,000      70.031       .16

                                                                                -------    -------
                                                                               2,758.771      5.69
                                                                                -------    -------
------------------------------------------
Materials
------------------------------------------
Chemicals-3.09%
Air Products and Chemicals, Inc.                                   3,870,000     154.800       .32
Bayer AG                                                           2,050,000      85.478       .18
E.I. du Pont de Nemours and Co.                                    5,350,000     283.884       .59
Imperial Chemical Industries PLC (ADR)                             4,100,000     143.244       .30
International Flavors & Fragrances Inc.                            2,007,000      88.684       .18
Monsanto Co.                                                      13,265,800     630.126      1.30
Praxair, Inc.                                                      3,144,700     110.851       .22

Forest Products & Paper-2.66%
Champion International Corp.                                       1,950,000      78.975       .16
Fort James Corp.                                                   9,000,000     360.000       .74
Georgia-Pacific Corp., Georgia-Pacific Group                       4,575,000     267.924       .55
Georgia-Pacific Corp., Timber Group                                3,250,000      77.391       .16
International Paper Co.                                            1,500,000      67.219       .14
Louisiana-Pacific Corp.                                            2,900,000      53.106       .11
Union Camp Corp.                                                   1,530,000     103.275       .21
Weyerhaeuser Co.                                                   5,550,000     282.009       .59

Metals: Nonferrous-0.70%
Aluminum Co. of America                                            2,500,000     186.406       .38
Freeport-McMoRan Copper & Gold Inc., Class B                       2,200,000      22.963       .05
Phelps Dodge Corp.                                                 1,696,300      86.299       .18
Rio Tinto PLC                                                      1,652,835      19.055       .04
WMC Ltd.                                                           9,000,000      27.099       .05

Metals: Steel-0.01%
USX-U.S. Steel Group                                                 200,000       4.600       .01

                                                                                -------    -------
                                                                               3,133.388      6.46
                                                                                -------    -------
------------------------------------------
Capital Equipment
------------------------------------------
Aerospace & Military Technology-1.10%
Boeing Co.                                                         3,720,000     121.365       .25
Northrop Grumman Corp.                                               700,000      51.187       .11
Raytheon Co., Class A                                              2,310,305     119.414
Raytheon Co., Class B                                              1,700,000      90.525       .43
Sundstrand Corp.                                                   1,412,600      73.279       .15
United Technologies Corp.                                            720,000      78.300       .16

Data Processing & Reproduction-6.46%
Ascend Communications, Inc. (1)                                    2,366,200     155.578       .32
Cisco Systems, Inc. (1)                                            2,800,000     259.875       .54
Compaq Computer Corp.                                              2,800,000     117.425       .24
Computer Associates International, Inc.                            2,795,000     119.137       .25
Fujitsu Ltd.                                                       7,223,000      95.667       .20
Hewlett-Packard Co.                                                4,100,000     280.081       .58
International Business Machines Corp.                              4,784,600     883.955      1.82
Microsoft Corp. (1)                                                2,000,000     277.375       .57
Oracle Corp. (1)                                                  15,503,750     668.599      1.38
3Com Corp. (1)                                                     2,600,000     116.512       .24
Xerox Corp.                                                        1,350,000     159.300       .32

Electrical & Electronic-1.35%
Lucent Technologies Inc.                                           1,200,000     132.000       .27
Northern Telecom Ltd.                                              3,649,140     182.913       .38
Siemens AG                                                         3,200,000     206.235       .43
Telefonaktiebolaget LM Ericsson, Class B (ADR)                     5,500,000     131.656       .27

Electronic Components-3.42%
AMP Inc.                                                             523,350      27.247       .06
Corning Inc.                                                       5,216,000     234.720       .48
Intel Corp.                                                        2,250,000     266.766       .55
Micron Technology, Inc. (1)                                        7,250,000     366.578       .75
Motorola, Inc.                                                     4,277,000     261.164       .54
Texas Instruments Inc.                                             5,890,000     503.963      1.04

Electronic Instruments-0.31%
Perkin-Elmer Corp.                                                 1,555,950     151.802       .31

Energy Equipment-0.72%
Schlumberger Ltd.                                                  7,550,000     348.244       .72

Industrial Components-0.40%
Dana Corp.                                                         1,821,500      74.454       .15
Genuine Parts Co.                                                    750,000      25.078       .05
Goodyear Tire & Rubber Co.                                           650,000      32.784       .07
Illinois Tool Works Inc.                                           1,000,000      63.125       .13

Machinery & Engineering-1.34%
Caterpillar Inc.                                                   3,000,000     138.000       .28
Cummins Engine Co., Inc.                                           2,000,000      71.000       .15
Deere & Co.                                                        6,500,000     215.313       .44
Ingersoll-Rand Co.                                                 2,100,000      98.569       .20
Parker Hannifin Corp.                                              1,710,000      56.003       .12
Thermo Electron Corp. (1)                                          4,000,000      67.750       .15
                                                                                -------    -------
                                                                               7,322.938     15.10
                                                                                -------    -------
------------------------------------------
Consumer Goods
------------------------------------------

Appliances & Household Durables-0.18%
Newell Co.                                                         2,106,600      86.897       .18

Automobiles-1.29%
DaimlerChrysler AG (New York Registered Shares) (1)                2,119,900     203.643       .42
Ford Motor Co.                                                     2,600,000     152.588       .32
General Motors Corp.                                               3,750,000     268.359       .55

Beverages & Tobacco-5.40%
PepsiCo, Inc.                                                      8,950,000     366.391       .76
Philip Morris Companies Inc.                                      33,400,000   1,786.900      3.68
RJR Nabisco Holdings Corp.                                        11,635,000     345.414       .71
Seagram Co. Ltd.                                                   3,200,000     121.600       .25

Food & Household Products-1.25%
Archer Daniels Midland Co.                                         3,307,500      56.848       .12
Bestfoods                                                          1,200,000      63.900       .13
General Mills, Inc.                                                3,484,800     270.943       .56
Nestle SA                                                             30,000      65.308       .14
Procter & Gamble Co.                                                 600,000      54.787       .11
Sara Lee Corp.                                                     1,200,000      33.825       .07
Unilever NV (New York Registered Shares)                             700,000      58.056       .12

Health & Personal Care-7.19%
Abbott Laboratories                                                3,000,000     147.000       .30
Avon Products, Inc.                                                3,453,000     152.795       .32
Baxter International Inc.                                          2,200,000     141.487       .29
Bristol-Myers Squibb Co.                                           1,600,000     214.100       .44
Eli Lilly and Co.                                                  3,650,000     324.394       .67
Kimberly-Clark Corp.                                               1,000,000      54.500       .11
Merck & Co., Inc.                                                  3,000,000     443.062       .91
Pfizer Inc                                                         6,600,000     827.888      1.71
Pharmacia & Upjohn, Inc.                                           2,947,500     166.902       .35
Schering-Plough Corp.                                              5,800,000     320.450       .66
Warner-Lambert Co.                                                 6,600,000     496.238      1.02
Zeneca Group PLC                                                   4,450,900     193.586
Zeneca Group PLC (ADR)                                                99,000       4.443       .41

Recreation & Other Consumer Products-0.16%
Eastman Kodak Co.                                                  1,100,000      79.200       .16


                                                                                -------    -------
                                                                               7,501.504     15.47
                                                                                -------    -------
------------------------------------------
Services
------------------------------------------
Broadcasting & Publishing-6.82%
Comcast Corp., Class A, special stock                                840,000      49.297       .10
Dow Jones & Co., Inc.                                              2,000,000      96.250       .20
Houston Industries Inc. 7.00% ACES convertible preferred 2000        500,000      53.188       .11
Tele-Communications, Inc., Series A, Liberty Media Group (1)      11,130,987     512.721      1.06
Tele-Communications, Inc., Series A,  TCI Group (1)                3,000,000     165.938       .34
Time Warner Inc.                                                  22,900,000   1,421.231      2.93
Viacom Inc., Class A (1)                                           1,196,400      88.010
Viacom Inc., Class B (1)                                          12,450,000     921.300      2.08

Business & Public Services-3.45%
Browning-Ferris Industries, Inc.                                   1,500,000      42.656       .09
Cendant Corp. (1)                                                 38,300,000     730.094      1.51
Columbia/HCA Healthcare Corp.                                      5,800,000     143.550       .30
Electronic Data Systems Corp.                                      1,900,000      95.475       .20
FDX Corp. (1)                                                      1,435,000     127.715       .26
Interpublic Group of Companies, Inc.                               2,769,150     220.840       .46
United HealthCare Corp.                                            1,000,000      43.063       .09
Waste Management, Inc.                                             5,780,000     269.493       .54

Leisure & Tourism-0.90%
McDonald's Corp.                                                   1,400,000     107.275       .23
Walt Disney Co.                                                   10,900,000     327.000       .67

Merchandising-3.57%
American Stores Co.                                                6,800,000     251.175       .52
AutoZone, Inc. (1)                                                 2,640,000      86.955       .18
Cardinal Health, Inc., Class A                                       502,650      38.139       .08
Dillard's Inc.                                                     2,100,000      59.587       .12
J.C. Penney Co., Inc.                                              3,500,000     164.062       .34
Limited Inc.                                                       7,164,700     208.672       .43
Lowe's Companies, Inc.                                             5,425,000     277.692       .57
May Department Stores Co.                                          1,812,300     109.418       .23
Venator Group, Inc. (1)                                            5,800,000      37.337       .08
Wal-Mart Stores, Inc.                                              6,100,000     496.769      1.02

Telecommunications-8.70%
AirTouch Communications (1)                                        6,691,700     482.639      1.00
Ameritech Corp.                                                    7,000,000     443.625       .91
AT&T Corp.                                                        11,000,000     827.750      1.71
Deutsche Telekom AG                                               11,230,400     368.960       .76
MCI WorldCom, Inc. (1)                                             6,053,650     434.349       .90
SBC Communications Inc.                                            1,800,000      96.525       .20
Sprint FON Group (formerly Sprint Corp.)                           8,185,700     688.622      1.42
Tele-Communications, Inc., Series A, TCI Ventures Group (1)        9,427,100     222.126       .46
Telefonica, SA (ADR)                                               1,428,000     193.316       .40
Telefonos de Mexico, SA de CV, Class L (ADR)                       3,057,400     148.857       .31
U S WEST, Inc.                                                     2,100,000     135.713       .28
Vodafone Group PLC (ADR)                                           1,098,000     176.915       .35

Transportation: Airlines-0.62%
AMR Corp. (1)                                                      4,350,000     258.281       .53
Delta Air Lines, Inc.                                                942,100      48.989       .09


                                                                                -------    -------
                                                                              11,671.569     24.06
                                                                                -------    -------
------------------------------------------
Finance
------------------------------------------
Banking-7.96%
BANK ONE CORP.                                                     4,816,000     245.917       .51
BankAmerica Corp. (new)                                           12,227,100     735.154      1.52
Bankers Trust Corp.                                                1,427,400     121.953       .25
Chase Manhattan Corp.                                              4,989,000     339.564       .70
Comerica Inc.                                                        750,000      51.141       .11
First Union Corp.                                                  9,255,000     562.820      1.16
KeyCorp                                                            5,500,000     176.000       .36
National City Corp.                                                1,000,000      72.000       .15
SunTrust Banks, Inc.                                               2,368,200     181.167       .37
U.S. Bancorp                                                       2,831,250     100.509       .21
Wachovia Corp.                                                       900,000      78.694       .16
Washington Mutual, Inc.                                           17,500,000     668.281      1.38
Wells Fargo & Co. (new)                                           13,250,000     529.172      1.08

Financial Services-5.58%
Associates First Capital Corp., Class A                            2,000,000      84.750       .17
Fannie Mae                                                        19,396,800   1,435.363      2.96
Freddie Mac                                                        5,300,000     341.519       .70
Household International, Inc.                                     12,400,000     491.350      1.01
SLM Holding Corp.                                                  7,357,000     353.136       .74

Insurance-2.52%
Aetna Inc.                                                         1,620,000     127.372       .26
Allstate Corp.                                                     3,700,000     142.913       .29
American General Corp.                                             1,810,000     141.180       .29
American International Group, Inc.                                 2,700,000     260.888       .54
Aon Corp.                                                          1,600,000      88.600       .18
Jefferson-Pilot Corp.                                              2,000,000     150.000       .31
Lincoln National Corp.                                             1,050,000      85.903       .18
SAFECO Corp.                                                       1,600,000      68.700       .14
St. Paul Companies, Inc.                                           4,480,000     155.680       .33

                                                                              ---------  ---------
                                                                               7,789.726     16.06
                                                                              ---------  ---------
------------------------------------------
Other
------------------------------------------
Multi-Industry-0.60%
AlliedSignal Inc.                                                  2,700,000     119.644       .25
Canadian Pacific Ltd.                                              2,300,000      43.412       .09
Minnesota Mining and Manufacturing Co.                               120,000       8.760       .02
Textron Inc.                                                       1,585,000     120.361       .24

Gold Mines -0.55%
Barrick Gold Corp.                                                 4,750,000      92.625       .19
Newmont Mining Corp.                                               4,750,000      85.797       .18
Placer Dome Inc.                                                   7,750,000      89.125       .18


Miscellaneous-1.18%
Equity securities in initial period of
 acquisition                                                                     569.207      1.18
                                                                                -------    -------
                                                                               1,128.931      2.33
                                                                                -------    -------

Total Equity Securities (cost: $22,082.637
 million)                                                                     41,306.827     85.17
                                                                                -------    -------

                                                                  Principal
------------------------------------------                           Amount
Bonds & Notes                                                    (millions)
------------------------------------------                        ---------


                                                                              ---------  ---------
Total Bonds & Notes (cost: $1,224.939 million)
                                                                              ---------  ---------
Total Investment Securities (cost: $23,307.576
 million)                                                                     41,306.827     85.17
                                                                  Principal
------------------------------------------                           Amount
Short-Term Securities                                            (millions)
------------------------------------------                        ---------
U.S. Treasuries and Other Federal Agencies-9.82%
Treasury Notes 5.625%-6.00% due 7/31-11/15/99                      1,000.000   1,008.163      2.08
Fannie Mae 4.72%-5.18% due 1/8-6/24/99                               768.050     761.659      1.57
Federal Farm Credit Bank 4.68%-5.05% due 1/19-6/30/99                166.762     163.971       .34
Federal Farm Credit Bank Notes 4.75%-5.32% due 1/4-7/1/99            225.000     224.976       .46
Federal Home Loan Banks 4.65%-5.05% due 1/4-6/30/99                  936.994     925.634      1.91
Freddie Mac 4.875%-5.18% due 1/7-4/9/99                            1,460.937   1,450.499      2.99
International Bank for Reconstruction and Development                228.200     226.959       .47
4.88%-5.06% due 1/14-3/22/99

Corporate Short-Term Notes-5.11%
A.I. Credit Corp. 5.08%-5.09% due 2/22-2/23/99                        67.000      66.486       .14
American Express Credit Corp. 5.13% due 1/5-1/13/99                   90.000      89.889       .19
American General Finance Corp. 5.15%-5.28% due 1/21-1/29/99           60.000      59.792       .12
Ameritech Corp. 5.00%-5.08% due 1/12-2/4/99                           75.000      74.793       .15
Archer Daniels Midland Co. 5.00%-5.02% due 4/1-4/6/99                 80.000      78.982       .16
Associates First Capital Corp. 5.10%-5.33% due 1/13-3/1/99            98.000      97.530       .20
Atlantic Richfield Co. 4.81%-5.02% due 2/16-3/16/99 (2)               90.000      89.252       .18
Bell Atlantic Network Funding Corp. 5.23% due 1/6/99                  37.100      37.068       .08
BellSouth Telecommunications, Inc. 5.08%-5.15% due 1/20-2/24/99       81.600      81.114       .17
Coca-Cola Co. 5.00%-5.27% due 1/21-3/5/99                            127.400     126.629       .26
Consolidated Natural Gas Co. 5.05% due 1/21/99                        40.000      39.882       .08
Deere & Co. 5.00%-6.04% due 1/7-1/15/99                               49.800      49.709       .10
Walt Disney Co. 4.91%-5.25% due 1/14-2/5/99                           97.000      96.707       .20
E.I.du Pont de Nemours and Co. 4.98%-5.11% due 1/6-3/9/99             98.000      97.649       .20
Eastman Kodak Co. 5.08%-5.49% due 1/15-2/11/99                        67.300      66.969       .14
Emerson Electric Co. 5.07%-5.45% due 1/21-2/10/99                     73.850      73.476       .15
Ford Motor Credit Co. 5.03%-5.04% due 1/6-3/25/99                    108.700     108.090       .22
Gannett Co., Inc. 4.98%-5.03% due 1/11-1/15/99 (2)                    57.400      57.300       .12
General Electric Capital Corp. 5.11%-5.50% due 1/4-3/19/99           134.000     133.175       .27
H.J. Heinz Co. 4.85%-5.20% due 2/11-2/26/99                           86.900      86.310       .18
IBM Credit Corp. 5.25%-5.30% due 1/5-1/8/99                           83.500      83.409       .17
Johnson & Johnson 5.03%-5.17% due 1/29-2/18/99 (2)                    76.800      76.395       .16
Lucent Technologies Inc. 4.90%-5.25% due 1/5-1/12/99                  68.500      68.401       .14
Minnesota Mining and Manufacturing Co. 4.95%-5.10% due 1/19-1/2       77.400      77.178       .16
Motorola, Inc. 5.03% due 2/25-3/23/99                                 75.900      75.196       .16
PepsiCo, Inc. 5.03%-5.25% due 1/13-1/26/99                            83.525      83.281       .17
Pfizer Inc 5.13%-5.22% due 1/13-2/12/99 (2)                          107.900     107.483       .22
Procter & Gamble Co. 4.90%-5.30% due 1/19-2/26/99                    106.000     105.481       .22
Shell Oil Co. 5.03% due 1/15/99                                       75.300      75.140       .16
Texaco Inc. 5.00%-5.02% due 2/11-2/17/99                              73.000      72.532       .15
Xerox Corp. 4.95%-4.99 due 1/11-1/22/99                               41.300      41.182       .09

Total Short-Term Securities
 (cost: $7,229.933 million)                                                    7,238.341     14.93
Excess of payables over cash and receivables                                     47.585        .10
                                                                                -------    -------
Total Short-Term Securities, Cash and Receivables,
 Net of Payables                                                               7,190.756     14.83
                                                                                -------    -------

Net Assets                                                                    48,497.583    100.00
                                                                                =======    =======


(1) Non-income-producing securities.
(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

ADR = American Depositary Receipts

See Notes to Financial Statements

The Investment Company of America
-----------------------------------------   -------------  -------------
Statement of Assets and Liabilities                          (dollars in
at December 31, 1998                                           millions)
----------------------------------------    -------------  -------------
Assets:
Investment securities at market
 (cost: $22,082.637)                                         $41,306.827
Short-term securities at market
 (cost: $7,229.933)                                            7,238.341
Cash                                                                .319
Receivables for-
 Sales of investments                             $58.535
 Sales of fund's shares                            61.329
 Dividends and accrued interest                    71.887        191.751
                                            -------------  -------------
                                                              48,737.238
Liabilities:
Payables for-
 Purchases of investments                         132.239
 Repurchases of fund's shares                      87.270
 Management services                                9.930
 Accrued expenses                                  10.216        239.655
                                            -------------  -------------
Net Assets at December 31, 1998-
 Equivalent to $31.07 per share on
 1,561,093,865 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--2,000,000,000 shares)                        $48,497.583
                                                           =============


Statement of Operations                                      (dollars in
for the year ended December 31, 1998                           millions)
-----------------------------------------   -------------  -------------
Investment Income:
Income:
 Dividends                                       $604.737
 Interest                                         351.079    $   955.816
                                            -------------
Expenses:
 Management services fee                          108.430
 Distribution expenses                             96.401
 Transfer agent fee                                22.846
 Reports to shareholders                            2.274
 Registration statement and
  prospectus                                        1.965
 Postage, stationery and supplies                   5.136
 Directors' fees                                     .505
 Auditing and legal fees                             .108
 Custodian fee                                       .667
 Taxes other than federal income tax                 .404
 Other expenses                                      .281        239.017
                                            -------------  -------------
 Net investment income                                           716.799
                                                           -------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                             4,437.555
 Net increase in unrealized
  appreciation on investments                                  3,902.006
                                                           -------------
  Net realized gain and increase in
   unrealized appreciation on investments                      8,339.561
                                                           -------------
Net Increase in Net Assets Resulting
 from Operations                                             $ 9,056.360
                                                           =============



----------------------------------------    -------------  -------------
                                                             (dollars in
                                                               millions)
                                               Year ended
                                               36,525.000
Statement of Changes in Net Assets                   1998           1997
-----------------------------------------   -------------  -------------
Operations:
Net investment income                         $   716.799    $   678.160
Net realized gain on investments                4,437.555      3,800.223
Net increase in unrealized
 appreciation on investments                    3,902.006      4,685.662
                                            -------------  -------------
 Net increase in net assets
  resulting from operations                     9,056.360      9,164.045
                                            -------------  -------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net investment income             (729.026)      (639.699)
Distributions from net realized
 gain on investments                           (4,219.066)    (3,345.342)
                                            -------------  -------------
 Total dividends and distributions             (4,948.092)    (3,985.041)
                                            -------------  -------------
Capital Share Transactions:
Proceeds from shares sold: 175,861,192
 and 142,732,538 shares, respectively           5,363.712      3,966.602
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 152,955,982 and 132,253,234
 shares, respectively                           4,569.218      3,660.294
Cost of shares repurchased: 173,627,274
 and 143,511,101 shares, respectively          (5,261.288)    (3,963.699)
                                            -------------  -------------
 Net increase in net assets resulting from
  capital share transactions                    4,671.642      3,663.197
                                            -------------  -------------
Total Increase in Net Assets                    8,779.910      8,842.201

Net Assets:
Beginning of year                              39,717.673     30,875.472
                                            -------------  -------------
End of year (including undistributed
 net investment income: $307.707
 and $320.290, respectively)                  $48,497.583    $39,717.673
                                            =============  =============





See Notes to Financial Statements

 NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.
NON-U.S CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION
It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1998, net unrealized appreciation on investments for federal income tax purposes aggregated $19,241,920,000, of which $19,965,459,000 related to appreciated securities and $723,539,000 related to depreciated securities. During the year ended December 31,1998, the fund realized, on a tax basis, a net capital gain of $4,437,593,000 on securities transactions. Net losses related to non-U.S. currency transactions of $38,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $29,303,248,000 at December 31, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES
INVESTMENT ADVISORY FEE - The fee of $108,430,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.258% of such assets in excess of $5 billion but not exceeding $8 billion; 0.246% of such assets in excess of $8 billion but not exceeding $13 billion; 0.24% of such assets in excess of $13 billion but not exceeding $21 billion; 0.235% of such assets in excess of $21 billion but not exceeding $34 billion; and 0.231% of such assets in excess of $34 billion.
DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31,1998, distribution expenses under the Plan were $96,401,000. As of December 31,1998, accrued and unpaid distribution expenses were $9,197,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $18,078,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $22,846,000.

DEFERRED DIRECTORS' FEES - Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1998, aggregate amounts deferred and earnings thereon were $919,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. WARRANTS - Option warrants are outstanding, which may be exercised at any time for the purchase of 835,212 shares of the fund at approximately $5.242 per share. If all warrants had been exercised on December 31, 1998, the net assets of the fund would have been $48,501,961,000; the shares outstanding would have been 1,561,929,000; and the net asset value would have been equivalent to $31.05 per share. During the year ended December 31,1998, 125 warrants were exercised for the purchase of 2,742 shares.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES.
The fund made purchases and sales of investment securities, excluding short-term securities, of $9,439,861,000 and $11,098,750,000, respectively, during the year ended December 31, 1998.

 As of December 31, 1998, accumulated undistributed net realized gain on investments was $494,439,000 and additional paid-in capital was $26,901,645,000. The fund reclassified $356,000 and $179,411,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in capital for the year ended December 31,1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $667,000 includes $48,000 that was paid by these credits rather than in cash.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31,1998, such non-U.S. taxes were $9,434,000. Net realized currency losses on dividends, interest and withholding taxes reclaimable, on a book basis, were $38,000 for the year ended December 31, 1998.

Per-Share Data and Ratios
                                                                 Year ended December 31
                                                         1998           1997        1996        1995      1994
Net Asset Value, Beginning of Year                      $28.25       $24.23      $21.61      $17.67    $18.72
                                                  ------------ ------------  ----------  ---------- ---------
 Income From Investment Operations:
  Net investment income                                    .48          .51         .49         .52       .51
  Net gains or losses on securities (both
   realized and unrealized)                               5.79         6.61        3.66        4.83      (.48)
                                                  ------------ ------------  ----------  ---------- ---------
   Total from investment operations                       6.27         7.12        4.15        5.35       .03
                                                   -----------  -----------   --------- ----------- ---------
 Less Distributions:
  Dividends (from net investment income)                  (.51)        (.50)       (.50)       (.50)     (.48)
  Distributions (from capital gains)                     (2.94)       (2.60)      (1.03)       (.91)     (.60)
                                                   -----------  -----------   --------- ----------- ---------
   Total distributions                                   (3.45)       (3.10)      (1.53)      (1.41)    (1.08)
                                                   -----------  -----------   ---------  ---------- ---------
Net Asset Value, End of Year                            $31.07       $28.25      $24.23      $21.61    $17.67
                                                    ==========   ==========    ========    ========   =======

Total Return (1)                                         22.94%      29.81%       19.35%      30.63%      .16%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                  $48,498      $39,718     $30,875     $25,678   $19,280
 Ratio of expenses to average net assets                  0.55%        0.56%       0.59%       0.60%     0.60%
 Ratio of net income to average net assets                1.65%        1.90%       2.17%       2.70%     2.83%
 Portfolio turnover rate - common stocks                 25.43%       24.08%      17.46%      20.91%    17.94%
 Portfolio turnover rate - investment securities         24.28%       26.02%      19.56%      20.37%    31.08%




(1) Excludes maximum sales charge of 5.75%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Investment Company of America

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
January 29, 1999

1998 TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                  Dividends and Distributions Per Share


To Shareholders of       Payment Date             From Net           From Net              From Net
Record                                            Investment         Realized Short-       Realized  Long-
                                                  Income             Term Gains            Term Gains

March 6, 1998            March 9, 1998            $0.12              -                     $0.33

June 5, 1998             June 8, 1998             0.12               -                     -

September 4, 1998        September 8, 1998        0.12               -                     -

December 17, 1998        December 18, 1998        0.15               -                      2.61


The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 74% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 12% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit www.americanfunds.com on the World Wide Web.

This report is for the information of shareholders of The Investment Company of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA BDA/AL/3921
Lit. No. ICA-011-0299
Printed on recycled paper

[THE AMERICAN FUNDS GROUP(R)]

BOARD OF DIRECTORS

CHARLES H. BLACK
Pacific Palisades, California
Private investor and consultant; former
Executive Vice President and Director,
KaiserSteel Corporation

ANN S. BOWERS
Palo Alto, California
Senior Trustee, The Noyce Foundation

LOUISE H. BRYSON*
Los Angeles, California
Director and former Chairman of
the Board, KCET Public Television

MALCOLM R. CURRIE, PH.D.
Agoura, California
Chairman Emeritus,
Hughes Aircraft Company

WILLIAM R. GRIMSLEY**
San Francisco, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management
Company

JON B. LOVELACE, JR.
Los Angeles, California
Chairman of the Board of the fund
Chairman Emeritus, Capital Research
and Management Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance, Graduate
School of Business, Stanford University

BAILEY MORRIS-ECK
Washington, D.C.
Vice President, The Brookings
Institution; Senior Fellow, Institute for
International Economics; Consultant,
The Independent of London

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President
and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

WILLIAM C. NEWTON
Los Angeles, California
Senior Partner, The Capital Group
Partners L.P.

JAMES W. RATZLAFF
San Francisco, California
Vice Chairman of the Board of the fund
Senior Partner, The Capital Group
Partners L.P.

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

R. MICHAEL SHANAHAN**
Los Angeles, California
President of the fund
Chairman of the Board and Principal
Executive Officer, Capital Research
and Management Company

WILLIAM J. SPENCER, PH.D.
Austin, Texas
Chairman of the Board and Chief
Executive Officer, SEMATECH
(research and development consortium)

 *effective January 1, 1999
**effective April 28, 1998

ADVISORY BOARD MEMBERS

THOMAS M. CROSBY, JR.
Minneapolis, Minnesota
Partner, Faegre & Benson (law firm)

ELLEN H. GOLDBERG, PH.D.
Santa Fe, New Mexico
President, Santa Fe Institute

ALLAN E. GOTLIEB
Toronto, Ontario, Canada
Former Canadian Ambassador
to the United States

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
former President, American Public
Radio (now Public Radio International)

ROBERT J. O'NEILL, PH.D.
Oxford, United Kingdom
Chichele Professor of the History of War and Fellow of All Souls College,
University of Oxford

NORMAN R. WELDON, PH.D.
Evergreen, Colorado
Managing Director, Partisan Management
Group Inc.; former Chairman of the
Board, Novoste Corporation

OTHER OFFICERS

GREGG E. IRELAND
Washington, D.C.
Senior Vice President of the fund
Senior Vice President, Capital Research
and Management Company

JAMES B. LOVELACE
Los Angeles, California
Senior Vice President of the fund
Senior Vice President, Capital Research
and Management Company

DONALD D. O'NEAL
San Francisco, California
Senior Vice President of the fund
Vice President, Capital Research
and Management Company

JOYCE E. GORDON
Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

ANNE M. LLEWELLYN
Los Angeles, California
Vice President of the fund
Associate, Capital Research
and Management Company

PATRICIA L. PINNEY
Los Angeles, California
Vice President of the fund
Vice President, Capital
Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

THOMAS M. ROWLAND
Brea, California
Treasurer of the fund
Senior Vice President - Fund Business
Management Group, Capital Research
and Management Company

R. MARCIA GOULD
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462